Principal Funds, Inc.
Supplement dated April 29, 2019
to the Statutory Prospectus dated March 1, 2019
(as supplemented on March 18, 2019, April 3, 2019, April 9, 2019 and April 12, 2019)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR GLOBAL DIVERSIFIED INCOME
Effective on or about May 10, 2019, under Management - Sub-Advisors, delete Stone Harbor Investment Partners LP, and add Finisterre Capital LLP to the alphabetical list of sub-advisors.

MANAGEMENT OF THE FUNDS
Effective on or about May 10, 2019, under Sub-Advisor: Finisterre Capital LLP, add “and a portion of Global Diversified Income (emerging market debt strategy)” to the list of funds.
Effective on or about May 10, 2019, delete Stone Harbor Investment Partners LP from the list of sub-advisors.
Under Manager of Managers, delete the final paragraph and replace with the following:
The shareholders of each Fund have approved such Fund's reliance on the orders as follows:

Funds	Unaffiliated Order	Wholly-Owned Order	Majority-Owned Order*
California Municipal, Inflation Protection, SAM Conservative Growth, SAM Strategic Growth, Tax‑Exempt Bond	X
SmallCap	X	X
All Other Funds	X	X	X
*subject to the SEC granting that relief in the future

PURCHASE OF FUND SHARES
Under Eligible Purchasers, delete the first paragraph and replace with the following:
You must be an eligible purchaser for a particular share class to buy shares of a Fund available in that share class. At the sole discretion of the Distributor, the Fund may broaden or limit the designation of eligible purchasers, permit certain types of investors to open new accounts, impose further restrictions on purchases, or reject any purchase orders, all without prior notice. Not all of the Funds are offered in every state. Please check with your Financial Professional or our home office for state availability.
Under Eligible Purchasers, in the row for “the portfolio manager of any advisor to the fund,” delete the “x” from the R-6 column.

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